REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of September 28, 2007, by and among Zhongpin Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each an "Investor" and collectively, the "Investors").

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Investors (the "Purchase Agreement").

The Company and the Investors hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement will have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

“Advice” has the meaning set forth in Section 7(d).

"Commission Comments" means written comments pertaining solely to Rule 415 which are received by the Company from the Commission, and a copy of which shall have been provided by the Company to the Holders, to a filed Registration Statement which either (i) requires the Company to limit the amount of shares which may be included therein to a number of shares which is less than such amount sought to be included thereon as filed with the Commission or (ii) requires the Company to either exclude shares held by certain Holders or deem such Holders to be underwriters with respect to their Registrable Securities.

“Cut Back Shares” has the meaning set forth in Section 2(b).

"Effective Date" means as to (i) the initial Registration Statement required to be filed pursuant to Section 2(a), (ii) any additional Registration Statements required to be filed due to SEC Restrictions and/or (iii) a Registration Statement required to be filed under Section 2(c) the date on which such Registration Statement is first declared effective by the Commission; provided that the Company shall use its reasonable best efforts to cause the Effective Date of any such Registration Statement to occur as soon as possible following the date on which such Registration Statement is initially filed with the Commission.

"Effectiveness Period" means, as to any Registration Statement required to be filed pursuant to this Agreement, the period commencing on the Effective Date of such Registration Statement and ending on the earliest to occur of (a) the second anniversary of such Effective Date, (b) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders of the Registrable Securities included therein, or (c) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders without volume restrictions pursuant to Rule 144, in each case as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Filing Date" means (a) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the 75th day following the Closing Date, (b) with respect to any additional Registration Statements required to be filed due to SEC Restrictions, the 60th day following the applicable Restriction Termination Date and (c) with respect to a Registration Statement required to be filed under Section 2(c), the 60th day following the date on which the Company becomes eligible to utilize Form S-3 to register the resale of Common Stock; provided that, if the Filing Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Filing Date shall be the following Business Day.

"Holder" or "Holders" means the registered holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 6(c).

“Indemnifying Party” has the meaning set forth in Section 6(c).

“Losses” has the meaning set forth in Section 6(a).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means: (i) the Shares, (ii) any shares of Common Stock issuable upon exercise of warrants issued to any placement agent as compensation in connection with the financing that is the subject of the Purchase Agreement ("Placement Agent Warrant Shares"), and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any exercise price adjustment with respect to any of the securities referenced in (i) or (ii) above; provided, however, following such time as any of the securities described in clauses (i), (ii) or (iii) above (a) have been sold by a Holder pursuant to a Registration Statement or Rule 144 or (b) may be sold by a Holder without volume restrictions pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders, then such securities shall cease to be considered “Registrable Securities” for purposes of this Agreement.

"Registration Statement" means the registration statement required to be filed in accordance with Section 2(a) and any additional registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“Restriction Termination Date” has the meaning set forth in Section 2(b).

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Restrictions” has the meaning set forth in Section 2(b).

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" means the shares of Common Stock issued or issuable to the Investors pursuant to the Purchase Agreement.

2. Registration.

(a) On or prior to the applicable Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-1 (or on such other form appropriate for such purpose). Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement, other than as to the characterization of any Holder as an underwriter, which shall not occur without such Holder’s written consent) the "Plan of Distribution" attached hereto as Annex A. The Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as possible and shall use its reasonable best efforts to keep the Registration Statement continuously effective during the entire Effectiveness Period. By 9:30 a.m. (New York City time) on the Business Day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(b) Notwithstanding anything to the contrary contained in this Section 2, if the Company receives Commission Comments, and following discussions with and responses to the Commission in which the Company uses its reasonable best efforts and time to cause as many Registrable Securities for as many Holders as possible to be included in the Registration Statement filed pursuant to Section 2(a) without characterizing any Holder as an underwriter (and in such regard uses its reasonable best efforts to cause the Commission to permit the affected Holders or their respective counsel to participate in Commission conversations on such issue together with Company Counsel, and timely conveys relevant information concerning such issue with the affected Holders or their respective counsel), the Company is unable to cause the inclusion of all Registrable Securities, then the Company may, following not less than three (3) Trading Days prior written notice to the Holders (i) remove from the Registration Statement such Registrable Securities required by the Commission to be removed pursuant to the Commission Comments (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, in each case as the Commission may require in order for the Commission to allow such Registration Statement to become effective; provided, that in no event may the Company name any Holder as an underwriter without such Holder’s prior written consent (collectively, the “SEC Restrictions”). Unless the SEC Restrictions otherwise require, any cut-back imposed pursuant to this Section 2(b) shall be allocated first among the Placement Agent Warrant Shares of the placement agents on a pro rata basis and then among the Shares of the Holders on a pro rata basis. From and after such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date”), all provisions of this Section 2 shall again be applicable to the Cut Back Shares (which, for avoidance of doubt, retain their character as “Registrable Securities”) so that the Company will be required to file with and cause to be declared effective by the Commission such additional Registration Statements in the time frames set forth herein as necessary to ultimately cause to be covered by effective Registration Statements all Registrable Securities (if such Registrable Securities cannot at such time be resold by the Holders thereof without volume limitations pursuant to Rule 144).

(c) Promptly following any date on which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, the Company shall file a registration statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to the then effective Registration Statement) and shall cause such Registration Statement to be filed by the Filing Date for such Registration Statement. The Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as possible and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period. Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement, other than as to the characterization of any Holder as an underwriter, which shall not occur without such Holder’s written consent) the "Plan of Distribution" attached hereto as Annex A. By 9:30 a.m. (New York City time) on the Business Day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(d) Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”). Notwithstanding anything to the contrary contained herein, the Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Trading Days prior to the Filing Date (subject to the requirements set forth in Section 3(a)).

3. Registration Procedures.

In connection with the Company's registration obligations hereunder, the Company shall:

(a) Not less than four Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to each Holder copies of the “Selling Stockholders” section of such document, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed which documents will be subject to the review of such Holder. The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” section thereof differs from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented). The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which it (i) characterizes any Holder as an underwriter, (ii) excludes a particular Holder due to such Holder refusing to be named as an underwriter (except as otherwise permitted in Section 2(b)), or (iii) reduces the number of Registrable Securities being registered on behalf of a Holder except pursuant to, in the case of subsection (iii), the Commission Comments, without, in each case, such Holder’s express written authorization.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that would not result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement(s) and the disposition of all Registrable Securities covered by each Registration Statement.

(c) Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing and in the case of (iii) below, on the same day of receipt by the Company of such notice from the Commission and, in the case of (v) below, not less than three Trading Days prior to the financial statements in any Registration Statement becoming ineligible for inclusion therein) and (if requested in writing by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished) promptly after the filing of such documents with the Commission.

(f) Promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g) Prior to any public offering of Registrable Securities, register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as any Holder may request, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement(s).

(h) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement(s), which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j) Use its reasonable best efforts to cause all Registrable Securities relating to the Registration Statement to be listed or quoted on the OTC Bulletin Board or any other securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded as and when required pursuant to the Purchase Agreement.

4. Allowable Delay. Notwithstanding anything to the contrary contained herein, as to any Registration Statement required to be filed pursuant to Section 2, for not more than an aggregate of 30 Trading Days (which need not be consecutive) during the Effectiveness Period of any such Registration Statement, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any such Registration Statement containing such material non-public information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Holders in writing of the existence of (but in no event, without the prior written consent of a Holder, shall the Company disclose to such Holder any of the facts or circumstances regarding) such material non-public information giving rise to an Allowed Delay, (b) advise the Holders in writing to cease all sales under any such Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

5. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

6. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Registrations. Except as and to the extent specified in Schedule 3.1(v) to the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not during the Effectiveness Period enter into any agreement providing any such right to any of its security holders.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c) and/or Section 4, such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen calendar days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this Section 7(f), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority in interest of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, further that no amendment or waiver to any provision of this Agreement relating to naming any Holder or requiring the naming of any Holder as an underwriter may be effected in any manner without such Holder’s prior written consent. Section 2(a) may not be amended or waived except by written consent of each Holder affected by such amendment or waiver.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Zhongpin Inc.
21 Changshe Road
Changge City, Henan Province
People’s Republic of China 461500
Attn: Chief Executive Officer
Facsimile:

With a copy to:	Pryor Cashman LLP
410 Park Avenue
New York, New York 10022
Attn: Eric Hellige, Esq.
Facsimile: (212) 798-6380

If to a Investor:	To the address set forth under such Investor's name on the signature pages hereto.

If to any other Person who is then the registered Holder:

To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(n) Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of each other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document. Each Investor acknowledges that no other Investor will be acting as agent of such Investor in enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ZHONGPIN INC.

By:	/s/ Xianfu Zhu
Name: Xianfu Zhu
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES OF INVESTORS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Pinnacle China Fund, L.P.

By:	/s/ Barry M. Kitt
Name: Barry M. Kitt
Title:	Sole Member, Pinnacle Fund Management, L.L.C., The General Partner of Pinnacle Advisers, L.P., The General Partner of The Pinnacle Fund, L.P.

ADDRESS FOR NOTICE

c/o The Pinnacle China Fund, L.P.
4965 Preston Park Blvd., Suite 240
Plano, TX 75093
Attn: Barry M. Kitt
Tel: 972-985-2121
Fax: 972-985-2122
bk@pinnaclechinafund.com

NAME OF INVESTING ENTITY

JLF Offshore Fund, Ltd.

By:	/s/ Hien Tran
Name: Hien Tran
Title: CFO

ADDRESS FOR NOTICE

c/o JLF Asset Management, LLC
2775 Via de la Valle, Suite 204
Del Mar, CA 92014
Attn: Hien Tran
Tel: 858-259-3440
Fax: 858-259-3449
htran@jlfllc.com

NAME OF INVESTING ENTITY

JLF Partners,I, LP

By:	/s/ Hien Tran
Name: Hien Tran
Title: CFO

ADDRESS FOR NOTICE

c/o JLF Asset Management, LLC
2775 Via de la Valle, Suite 204
Del Mar, CA 92014
Attn: Hien Tran
Tel: 858-259-3440
Fax: 858-259-3449
htran@jlfllc.com

NAME OF INVESTING ENTITY

JLF Concentrated Partners, LP

By:	/s/ Hien Tran
Name: Hien Tran
Title: CFO

ADDRESS FOR NOTICE

c/o JLF Asset Management, LLC
2775 Via de la Valle, Suite 204
Del Mar, CA 92014
Attn: Hien Tran
Tel: 858-259-3440
Fax: 858-259-3449
htran@jlfllc.com

NAME OF INVESTING ENTITY

JLF Partners II, LP

By:	/s/ Hien Tran
Name: Hien Tran
Title: CFO

ADDRESS FOR NOTICE

c/o JLF Asset Management, LLC
2775 Via de la Valle, Suite 204
Del Mar, CA 92014
Attn: Hien Tran
Tel: 858-259-3440
Fax: 858-259-3449
htran@jlfllc.com

NAME OF INVESTING ENTITY

Black River Commodity Select Fund Ltd.

By:	/s/ Guilherne Schmidt
Name: Guilherne Schmidt
Title: Director

ADDRESS FOR NOTICE

Black River Asset Management LLC
12700 Whitewater Drive
Minnetonka, MN 55343-9438
Attn: Richard Gammill
T: 952-984-3173
F: 952-249-4038
Richard.Gammill@black-river.com

NAME OF INVESTING ENTITY

Bear Stearns Security Corp FBO J Steven Emerson Roth IRA

By:	/s/ J. Steve Emerson
Name: J. Steve Emerson
Title: Sole Beneficiary

ADDRESS FOR NOTICE

c/o Steve Emerson
1522 Ensley Ave
Los Angeles, CA 90024
Attn: Steve Emerson
Tel: 310-553-4151
Fax: 310-553-4187
semerson@emersonig.com

NAME OF INVESTING ENTITY

Bear Stearns Security Corp FBO J Steven Emerson IRA R/O II

By:	/s/ J. Steve Emerson
Name: J. Steve Emerson
Title: Sole Beneficiary

ADDRESS FOR NOTICE

c/o Steve Emerson
1522 Ensley Ave
Los Angeles, CA 90024
Attn: Steve Emerson
Tel: 310-553-4151
Fax: 310-553-4187
semerson@emersonig.com

NAME OF INVESTOR

/s/ J. Steve Emerson
Steve Emerson

ADDRESS FOR NOTICE

c/o Steve Emerson
1522 Ensley Ave
Los Angeles, CA 90024
Attn: Steve Emerson
Tel: 310-553-4151
Fax: 310-553-4187
semerson@emersonig.com

NAME OF INVESTING ENTITY

Emerson Partners

By:	/s/ Steve Emerson
Name: Steve Emerson
Title: Chief Investment Officer

ADDRESS FOR NOTICE

c/o Steve Emerson
1522 Ensley Ave
Los Angeles, CA 90024
Attn: Steve Emerson
Tel: 310-553-4151
Fax: 310-553-4187
semerson@emersonig.com

NAME OF INVESTING ENTITY

Jayhawk Private Equity Fund, L.P.

By:	/s/ Michael D. Schmitz
Name: Michael D.Schmitz
Title: CFO of GP of GP

ADDRESS FOR NOTICE

c/o Jayhawk Private Equity GP. L.P.
5410 West 61st Place, Suite 100
Mission, KS 66205
Attn: Michael D. Schmitz
T: 913-642-2611
F: 913-642-8661
mike.schmitz@jayhawkcapital.com

NAME OF INVESTING ENTITY

Jayhawk Private Equity Co-Invest Fund, L.P.

By:	/s/ Michael D. Schmitz
Name: Michael D.Schmitz
Title: CFO of GP of GP

ADDRESS FOR NOTICE

c/o Jayhawk Private Equity GP. L.P.
5410 West 61st Place, Suite 100
Mission, KS 66205
Attn: Michael D. Schmitz
T: 913-642-2611
F: 913-642-8661
mike.schmitz@jayhawkcapital.com

NAME OF INVESTING ENTITY

CAMOFI Master LDC

By:	/s/ Jeffrey M. Haas
Name: Jeffrey M. Haas
Title: Authorized Signatory

ADDRESS FOR NOTICE

CAMOFI Master LDC
c/o Centrecourt Asset Management, LLC
350 Madison Avenue, 8th Floor
New York, NY 10017
Attn: Jeffrey M. Haas
T: 646-758-6750
F: 646-758-6751
Jhaas@centrecourtam.com

NAME OF INVESTING ENTITY

CAMHZN Master LDC

By:	/s/ Jeffrey M. Haas
Name: Jeffrey M. Haas
Title: Authorized Signatory

ADDRESS FOR NOTICE

CAMOFI Master LDC
c/o Centrecourt Asset Management, LLC
350 Madison Avenue, 8th Floor
New York, NY 10017
Attn: Jeffrey M. Haas
T: 646-758-6750
F: 646-758-6751
Jhaas@centrecourtam.com

NAME OF INVESTING ENTITY

QVT Fund LP

By:	/s/ Yi Cen
Name: Yi Cen
Title: Authorized Signatory

ADDRESS FOR NOTICE

QVT Financial
1177 6th Avenue, 9th Floor
New York, NY 10036
Attn: Yi Cen / Michael Rosenthal
T: 212-705-8800
F: 212-705-8801
michael.rosenthal@qvt.com LP

NAME OF INVESTING ENTITY

Qwuintessence Fund LP

By:	/s/ Yi Cen
Name: Yi Cen
Title: Authorized Signatory

ADDRESS FOR NOTICE

QVT Financial
1177 6th Avenue, 9th Floor
New York, NY 10036
Attn: Yi Cen / Michael Rosenthal
T: 212-705-8800
F: 212-705-8801
michael.rosenthal@qvt.com LP

NAME OF INVESTING ENTITY

Atlas Allocation Fund L.P.

By:	/s/ Robert Alpert
Name: Robert Alpert
Title: President

ADDRESS FOR NOTICE

Atlas Capital Management
100 Crescent Court, Suite 880
Dallas, TX 75201
Attn: Caryn Peeples
T: 214-999-6082
F: 214-999-6095
Caryn@atlascap.net

NAME OF INVESTING ENTITY

Southwell Partners, L.P..

By:	/s/ Wilson Jaeggli
Name: Wilson Jaeggli
Title: Managing Director

ADDRESS FOR NOTICE

Southwell Partners
1901 North Akard Street
Dallas, TX 75201
Attn: Wilson Jaeggli
T: 214-922-9696
F: 214-922-9699
wilson@southwellpartners.com

NAME OF INVESTING ENTITY

Regent Street Fund I LLC

By:	/s/ Kent Y. Whitaker
Name: Kent Y. Whitaker
Title: Managing Member of Managing Member

ADDRESS FOR NOTICE

Regent Street Fund I LLC
140 East 45th Street, 18th Floor
New York, NY 10017
Attn: Kent Whitaker
T: 212-763-3733
F:
Email: kwhitaker@regentstreetcap.com

NAME OF INVESTING ENTITY

Heller Capital Investments, LLC

By:	/s/ Ronald I. Heller
Name: Ronald I. Heller
Title: CIO

ADDRESS FOR NOTICE

c/o: Heller Capital Investments, LLC
700 East Palisade Avenue, 1st Floor
Englewood Cliffs, NJ 07632
Attn: Steven Hart
T: 201-816-4235
F: 201-569-5014
Shart@hellercapitalpartners.com

NAME OF INVESTING ENTITY

Westpark Capital, L.P.

By:	/s/ Patrick J. Brosnahan
Name: Patrick J. Brosnahan
Title: General Partner

ADDRESS FOR NOTICE

Westpark Capital, L.P.
4965 Preston Park Blvd, Suite 220
Plano, TX 75093
Attn: Patrick J. Brosnahan
T: 972-985-2127
F: 972-985-2161
pat@westparkfund.com

NAME OF INVESTING ENTITY

Whitebox Intermarket Partners, LP

By:	/s/ Jonathan Wood
Name: Jonathan Wood
Title: Director - COO

ADDRESS FOR NOTICE

c/o: Whitebox Advisors, LLC
3033 Excelsior Blvd., Suite 300
Minneapolis, MN 55416
Attn: Barb Reller
T: 612-253-6014
F: 612-253-6114
breller@whiteboxadvisors.com

NAME OF INVESTING ENTITY

Straus Partners, LP

By:	/s/ Craig Connors
Name: Craig Connors
Title: CFO

ADDRESS FOR NOTICE

Straus Asset Management
320 Park Avenue, 10th Floor
New York, NY 10022
Attn: Craig Connors
T: 212-415-7274
F: 212-415-7256
cconnors@strauspartners.com

NAME OF INVESTING ENTITY

Straus-GEPT Partners, LP

By:	/s/ Craig Connors
Name: Craig Connors
Title: CFO

ADDRESS FOR NOTICE

Straus Asset Management
320 Park Avenue, 10th Floor
New York, NY 10022
Attn: Craig Connors
T: 212-415-7274
F: 212-415-7256
cconnors@strauspartners.com

NAME OF INVESTING ENTITY

Alder Capital Partners I, L.P.

By:	/s/ Michael Licosati
Name: Michael Licosati
Title: Managing Partner, Alder Capital LLC

ADDRESS FOR NOTICE

c/o Alder Capital
12750 High Bluff Drive, Suite 120
San Diego, CA 92130
Attn: Mchael Licosati
T: 858-259-3900, Ext 101
F: 858-259-3272
mlicosati@aldercap.com

NAME OF INVESTING ENTITY

Alder Offshore Partners, Ltd.

By:	/s/ Michael Licosati
Name: Michael Licosati
Title: Managing Partner, Alder Capital LLC

ADDRESS FOR NOTICE

c/o Alder Capital
12750 High Bluff Drive, Suite 120
San Diego, CA 92130
Attn: Mchael Licosati
T: 858-259-3900, Ext 101
F: 858-259-3272
mlicosati@aldercap.com

NAME OF INVESTING ENTITY

Lake Street Fund, L.P.

By:	/s/ Scott W. Hood
Name: Scott W. Hood
Title: Managing Director

ADDRESS FOR NOTICE

First Wilshire Securities Management, Inc.
1224 East Green Street, Suite 200
Pasadena, CA 91106
Attn: Scott Hood
T: 626-796-6622
F: 626-796-8990
scott@firstwilshire.com

NAME OF INVESTING ENTITY

Gregory Cook Wedbush Morgan Sec Inc. CTDN
IRA Contributory 1/16/02

By:	/s/ Gregory Cook
Name: Gregory Cook
Title: Acct owner

ADDRESS FOR NOTICE

Gregory Cook
5132 Jessen Drive
La Canada Flintridge, CA 91011
Attn: Gregory Cook
T: 818-644-0485
F: 866-882-8797
gregoryacook@yahoo.com

NAME OF INVESTING ENTITY

Fred L. Astman Wedbush Morgan Securities Inc. CTDN
IRA R/O Holding 10/13/92

By:	/s/ Fred L. Astman
Name: Fred L. Astman
Title: Acct owner

ADDRESS FOR NOTICE

Fred L. Astman
1224 East Green Street, Suite 200
Pasadena, CA 91106
Attn: Fred L. Astman
T: 626-796-6622
F: 626-796-8990

NAME OF INVESTING ENTITY

John Peter Selda Wedbush Morgan Securities Inc. CTDN
IRA Contributory 08/27/96

By:	/s/ John Peter Selda
Name: John Peter Selda
Title: Acct Owner

ADDRESS FOR NOTICE

John Peter Selda
350 Sharon Park Drive #S-1
Menlo Park, CA 94025
Attn: John Peter Selda
T: 805-443-4345

NAME OF INVESTING ENTITY

Kensington Partners LP

By:	/s/ Richard J. Keim
Name: Richard J. Keim
Title: Managing Partner

ADDRESS FOR NOTICE

Kensington Partners LP
200 Park Avenue, Suite 3300
New York, NY 10166
Attn: Richard J. Keim
T: 212-808-2441
F: 212-808-7306
kensingtonlp@earthlink.net

NAME OF INVESTING ENTITY

Bald Eagle Fund Ltd.

By:	/s/ Richard J. Keim
Name: Richard J. Keim
Title: Managing Partner

ADDRESS FOR NOTICE

Kensington Partners LP
200 Park Avenue, Suite 3300
New York, NY 10166
Attn: Richard J. Keim
T: 212-808-2441
F: 212-808-7306
kensingtonlp@earthlink.net

NAME OF INVESTING ENTITY

Charles Nirenberg

By:	/s/ Richard J. Keim
Name: Richard J. Keim
Title: Managing Partner, Kensington Management Group, LLC

ADDRESS FOR NOTICE

Kensington Partners LP
200 Park Avenue, Suite 3300
New York, NY 10166
Attn: Richard J. Keim
T: 212-808-2441
F: 212-808-7306
kensingtonlp@earthlink.net

NAME OF INVESTING ENTITY

Peter B. Orthwien Family Trust

By:	/s/ Richard J. Keim
Name: Richard J. Keim
Title: Managing Partner, Kensington Management Group, LLC

ADDRESS FOR NOTICE

Kensington Partners LP
200 Park Avenue, Suite 3300
New York, NY 10166
Attn: Richard J. Keim
T: 212-808-2441
F: 212-808-7306
kensingtonlp@earthlink.net

NAME OF INVESTING ENTITY

Guerrilla Partners LP

By:	/s/ Peter Siris
Name: Peter Siris
Title: Managing Director

ADDRESS FOR NOTICE

c/o Guerrilla Capital
237 Park Ave 9th Fl
New York, NY 10017
Attn: Peter Siris
Tel: 212-692-7692
Fax: 212-692-7624
Email: psiris@ix.netcom.com

NAME OF INVESTING ENTITY

Hua - Mei Century Partners, LP

By:	/s/ Peter Siris
Name: Peter Siris
Title: Managing Director

ADDRESS FOR NOTICE

c/o Guerrilla Capital
237 Park Ave 9th Fl
New York, NY 10017
Attn: Peter Siris
Tel: 212-692-7692
Fax: 212-692-7624
Email: psiris@ix.netcom.com

NAME OF INVESTING ENTITY

Clarus Capital LLC

By:	/s/ Ephraim Fields
Name: Ephraim Fields
Title: Managing Member

ADDRESS FOR NOTICE

Clarus Capital
237 Park Avenue, 9th Floor
New York, NY 10017
Attn: Ephraim Fields
T: 212-808-7330
F: 212-208-7335
ephraim@claruscapitallp.com

NAME OF INVESTING ENTITY

Clarus Capital Offshore Ltd.

By:	/s/ Ephraim Fields
Name: Ephraim Fields
Title: Managing Member

ADDRESS FOR NOTICE

Clarus Capital
237 Park Avenue, 9th Floor
New York, NY 10017
Attn: Ephraim Fields
T: 212-808-7330
F: 212-208-7335
ephraim@claruscapitallp.com

NAME OF INVESTING ENTITY

Fort Mason Master, LP

By:	/s/ Dan German
Name: Dan German
Title: Managing Member

ADDRESS FOR NOTICE

Fort Mason Capital, LLC
580 California Street, Suite 1925
San Francisco, CA 94104
Attn: Marshall Jensen / David Smolen
T: 415-288-8100
F: 415-288-8113
mjensen@fortmasoncapital.com /
Dsmolen@fortmasoncapital.com

NAME OF INVESTING ENTITY

Fort Mason Partners, LP

By:	/s/ Dan German
Name: Dan German
Title: Managing Member

ADDRESS FOR NOTICE

Fort Mason Capital, LLC
580 California Street, Suite 1925
San Francisco, CA 94104
Attn: Marshall Jensen / David Smolen
T: 415-288-8100
F: 415-288-8113
mjensen@fortmasoncapital.com /
Dsmolen@fortmasoncapital.com

NAME OF INVESTING ENTITY

Third Coast Capital, QP, L.P.

By:	/s/ David May
Name: David May
Title: Managing Member, Third Coast Capital GP, LLC (the general partner of Third Coast Capital Management, L.P.)

ADDRESS FOR NOTICE

Third Coast Capital
5914 W. Courtyard Dr., Suite 190
Austin, TX 78730
Attn: Stephanie Harper
T: 512-306-7277
F: 512-306-0267
stephanie@thirdcoastcap.com

NAME OF INVESTING ENTITY

Third Coast Capital, L.P.

By:	/s/ David May
Name: David May
Title: Managing Member, Third Coast Capital GP, LLC (the general partner of Third Coast Capital Management, L.P.)

ADDRESS FOR NOTICE

Third Coast Capital
5914 W. Courtyard Dr., Suite 190
Austin, TX 78730
Attn: Stephanie Harper
T: 512-306-7277
F: 512-306-0267
stephanie@thirdcoastcap.com

NAME OF INVESTING ENTITY

Third Coast Capital Offshore, Ltd.

By:	/s/ David May
Name: David May
Title: Director

ADDRESS FOR NOTICE

Third Coast Capital
5914 W. Courtyard Dr., Suite 190
Austin, TX 78730
Attn: Stephanie Harper
T: 512-306-7277
F: 512-306-0267
stephanie@thirdcoastcap.com

NAME OF INVESTING ENTITY

Centaur Value Fund, L.P.

By:	/s/ Zeke Ashton
Name: Zeke Ashton
Title: Managing Partner, Centaur Capital

ADDRESS FOR NOTICE

Centaur Capital Partners
1460 Main Street, Suite 234
Southlake, TX 76092
Attn: Zeke Ashton
T: 817-488-9632, ext 101
F: 817-488-9648
zashton@centaurcapital.com

NAME OF INVESTING ENTITY

United Centaur Master Fund

By:	/s/ Zeke Ashton
Name: Zeke Ashton
Title: Managing Partner

ADDRESS FOR NOTICE

Centaur Capital Partners
1460 Main Street, Suite 234
Southlake, TX 76092
Attn: Zeke Ashton
T: 817-488-9632, ext 101
F: 817-488-9648
zashton@centaurcapital.com

NAME OF INVESTING ENTITY

Ancora Greater China Fund, LP

By:	/s/ John P. Micklitsch
Name: John P. Micklitsch
Title: VP

ADDRESS FOR NOTICE

Ancora Advisors, LLC
One Chagrin Highlands
2000 Auburn Drive, #300
Cleveland, OH 44122
Attn: John P. Micklitsch
T: 216-593-5074
F: 216-825-4001
johnmick@ancora.ws

NAME OF INVESTING ENTITY

MidSouth Investor Fund LP

By:	/s/ Lyman O. Heidtke
Name: Lyman O. Heidtke
Title: General Partner

ADDRESS FOR NOTICE

c/o Heidtke & Company, Inc.
201 4th Ave. North, Suite 1950
Nashville, TN 37219
Attn: L.O. Heidtke
T: 615-254-0992
F: 615-254-1603
buzz@msifund.com

NAME OF INVESTING ENTITY

Diamond Opportunity Fund, LLC

By:	/s/ Richard Marks
Name: Richard Marks
Title: Managing Director

ADDRESS FOR NOTICE

c/o Diamond Opportunity
500 Skokie Blvd., Suite 300
Northbrook, IL 60062
Attn: Richard Marks
T: 847-559-1002
F: 847-919-4410
rmarks@diagrp.com

NAME OF INVESTING ENTITY

Glacier Partners

By:	/s/ Peter Castellanos
Name: Peter Castellanos
Title: Partner

ADDRESS FOR NOTICE

Glacier Partners
812 Anacapa Street, Suite B
Santa Barbara, CA 93101
T: 805-564-6769
F: 805-564-6776
Attn: Peter Castellanos
peter@glacierasset.com

NAME OF INVESTING ENTITY

The USX China Fund

By:	/s/ Stephen L. Pair
Name: Stephen L. Pair
Title: Portfolio Manager

ADDRESS FOR NOTICE

Parr Financial Group, LLC
5700 Poplar Avenue, Suite 3117
Memphis, TN 38137
Attn: Kim
T: 901-680-5266
F: 901-680-5587

NAME OF INVESTING ENTITY

Berlin Capital Growth, L.P.

By:	/s/ Thomas G. Berlin
Name: Thomas G. Berlin
Title: Managing Member

ADDRESS FOR NOTICE

Berlin Financial Ltd
1325 Carnegie Avenue
Cleveland, OH 44115
Attn: Thomas G. Berlin
T: 216-479-0400
F: 216-623-1787
schapman@berlinfinancialltd.com

Annex A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits Investors;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv)the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of Shares will be paid by the Selling Stockholder and/or the purchasers. Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this Registration Statement in the ordinary course of such Selling Stockholder’s business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

The Company has advised each Selling Stockholder that it may not use shares registered on this Registration Statement to cover short sales of Common Stock made prior to the date on which this Registration Statement shall have been declared effective by the Commission. If a Selling Stockholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.

The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Common Stock. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Annex B

ZHONGPIN INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Common Stock”), of Zhongpin Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of September 28, 2007 (the “Registration Rights Agreement”), among the Company and the Investors named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3. Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐   No ☐

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes ☐   No ☐

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐   No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

State any exceptions here:

Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7. The Company has advised each Selling Stockholder that it may not use shares registered on the Registration Statement to cover short sales of Common Stock made prior to the date on which the Registration Statement is declared effective by the Commission, in accordance with 1997 Securities and Exchange Commission Manual of Publicly Available Telephone Interpretations Section A.65. If a Selling Stockholder uses the prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under the Registration Statement.

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Pryor Cashman LLP
410 Park Avenue
New York, New York 10022
Attn: Eric Hellige, Esq.
Facsimile: (212) 798-6380